PHOENIX-ABERDEEN SERIES FUND
                         PHOENIX-ABERDEEN NEW ASIA FUND

               Supplement dated January 13, 2003 to Prospectus and
          Statement of Additional Information dated November 27, 2002, as supplemented December 2, 2002

IMPORTANT NOTICE TO INVESTORS

         On January 10, 2003, the Executive Committee of the Board of Trustees of Phoenix-Aberdeen Series Fund voted to direct the mandatory redemption of all shares of the Phoenix-Aberdeen New Asia Fund. Based on recommendation of management, the Committee determined that liquidation is in the best interests of the shareholders and voted to direct the mandatory redemption of all shares of the Fund, subject to ratification by the full Board of Trustees at its meeting on February 28, 2003. Therefore, effective January 27, 2003, the Phoenix-Aberdeen New Asia Fund will be closed to new investors and additional investor deposits.

         On or about February 28, 2003, assuming the full Board ratifies the Committee's action, this Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Fund for shares of the same class of any other Affiliated Phoenix Fund. An Affiliated Phoenix Fund includes any other mutual fund advised, subadvised or distributed by the Adviser or Distributor, provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on February 28, 2003.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP 1757/NA (01/03)